Exhibit 99.1

athenahealth Reports Second Quarter Fiscal Year 2018 Results

Company Achieves Strong Revenue and Earnings Growth;
Updates Fiscal Year 2018 Financial Outlook

WATERTOWN, MA – July 30, 2018 – athenahealth, Inc. (NASDAQ: ATHN) (“athenahealth” or “we”), a leading provider of network-enabled services for hospital and ambulatory clients nationwide, today announced financial and operational results for the second quarter of fiscal year 2018. We will hold a conference call today, Monday, July 30, 2018, at 5:00 p.m. Eastern Time to discuss these results and management’s outlook for future financial and operational performance.
“We are pleased to deliver strong financial results during the second quarter. We achieved double digit top-line growth on a comparable basis and significantly improved profitability and operating cash flow year-over-year. As a result, we are raising our fiscal 2018 earnings guidance,” said Marc Levine, chief financial officer of athenahealth. “We remain focused on executing against our product and technology initiatives, improving the customer experience, and delivering on our financial commitments.”
Q2 2018 Financial Results
We adopted a new revenue recognition standard on January 1, 2018. Please note that the financial results presented below include both amounts “as presented,” which reflect implementation of the new revenue recognition standard, as well as amounts prior to the impact of the new revenue recognition standard to allow for comparability against historical results. Starting in fiscal year 2019, we will no longer present our GAAP and Non-GAAP financial results under the previous revenue recognition standard. For additional information and reconciliations of our financial results between the new and previous revenue recognition standard, see the additional tables included in this press release and in the Form 10-Q filed with the Securities and Exchange Commission on July 30, 2018.

•
Total Revenue as presented for the three months ended June 30, 2018 was $323.3 million. Total Revenue prior to the impact of the new revenue recognition standard for the three months ended June 30, 2018 was $331.9 million, compared to $301.1 million in the same period last year, an increase of 10%.

•
GAAP Gross Margin as presented for the three months ended June 30, 2018 was 53.0%. GAAP Gross Margin prior to the impact of the new revenue recognition standard for the three months ended June 30, 2018 was 53.0%, compared to 52.2% in the same period last year.

•
Non-GAAP Gross Margin as presented for the three months ended June 30, 2018 was 54.5%. Non-GAAP Gross Margin prior to the impact of the new revenue recognition standard for the three months ended June 30, 2018 was 54.5%, compared to 54.2% in the same period last year.

•
GAAP Operating Income as presented for the three months ended June 30, 2018 was $43.1 million, or 13.3% of total revenue. GAAP Operating Income prior to the impact of the new revenue recognition standard for the three months ended June 30, 2018 was $42.7 million, or 12.9% of total revenue, compared to $12.2 million, or 4.1% of total revenue, in the same period last year.

•
Non-GAAP Operating Income as presented for the three months ended June 30, 2018 was $61.4 million, or 19.0% of revenue. Non-GAAP Operating Income prior to the impact of the new revenue recognition standard for the three months ended June 30, 2018 was $61.0 million, or 18.4% of total revenue, compared to $35.9 million, or 11.9% of total revenue, in the same period last year.

•
GAAP Net Income as presented for the three months ended June 30, 2018 was $36.4 million, or $0.89 per diluted share. GAAP Net Income prior to the impact of the new revenue recognition standard for the three months ended June 30, 2018 was $36.1 million, or $0.88 per diluted share, compared to $9.9 million, or $0.24 per diluted share, in the same period last year.

•
Non-GAAP Net Income as presented for the three months ended June 30, 2018 was $44.6 million, or $1.09 per diluted share. Non-GAAP Net Income prior to the impact of the new revenue recognition standard for the three months ended June 30, 2018 was $44.3 million, or $1.08 per diluted share, compared to $20.5 million, or $0.51 per diluted share, in the same period last year.

•	Total Bookings for the three months ended June 30, 2018 were $74.9 million, compared to $78.7 million for the three months ended June 30, 2017.
Network Growth
Network growth metrics for ambulatory (athenaOne), hospital (athenaOne for Hospitals & Health Systems), and population health (athenahealth Population Health) services from Q1 2018 to Q2 2018 were as follows:

	athenaOne (Ambulatory)			athenaOne (Hospital)	Population Health
	Collector Providers	Clinicals Providers	Communicator Providers	Discharge Bed Days	Covered Lives
Ending Balance as of 3/31/18	114,265	62,631	71,972	33,385	3,363,678
Sequential Growth	1,459	1,686	2,361	(33)	(34,545)
Ending Balance as of 6/30/18	115,724	64,317	74,333	33,352	3,329,133
Sequential Growth %	1%	3%	3%	—%	(1)%
Network growth metrics for ambulatory (athenaOne), hospital (athenaOne for Hospitals & Health Systems), and population health (athenahealth Population Health) services from Q2 2017 to Q2 2018 were as follows:

	athenaOne (Ambulatory)			athenaOne (Hospital)	Population Health
	Collector Providers	Clinicals Providers	Communicator Providers	Discharge Bed Days	Covered Lives
Ending Balance as of 6/30/17	100,306	54,909	62,928	14,107	2,781,635
Growth vs. Prior Year	15,418	9,408	11,405	19,245	547,498
Ending Balance as of 6/30/18	115,724	64,317	74,333	33,352	3,329,133
Growth vs. Prior Year %	15%	17%	18%	136%	20%
Fiscal Year 2018 Outlook
We are updating our fiscal year 2018 financial guidance to reflect our year-to-date performance and expectations for the second half of the year. Our fiscal year 2018 guidance is prior to the impact of the new revenue recognition standard to allow for comparability against historical results. Our updated fiscal year 2018 financial guidance under the previous revenue standard is summarized in the following table:

Previous Revenue Standard
For the Fiscal Year Ending December 31, 2018
Forward-Looking Guidance
Financial Measures
GAAP Total Revenue	$1,330 million - $1,360 million
GAAP Operating Income	$128 million - $155 million
GAAP Operating Margin	9.6% - 11.4%
Non-GAAP Operating Income	$219 million - $238 million
Non-GAAP Operating Margin	16.5% - 17.5%
We are also introducing our fiscal year 2018 guidance under the new revenue recognition standard. Our fiscal year 2018 financial guidance under the new revenue standard is summarized in the following table:

New Revenue Standard
For the Fiscal Year Ending December 31, 2018
Forward-Looking Guidance
Financial Measures
GAAP Total Revenue	$1,335 million - $1,365 million
GAAP Operating Income	$153 million - $187 million
GAAP Operating Margin	11.5% - 13.7%
Non-GAAP Operating Income	$244 million - $270 million
Non-GAAP Operating Margin	18.3% - 19.8%
Use of Non-GAAP Financial Measures
In our earnings press releases, prepared remarks, conference calls, slide presentations, and webcasts, we may use or discuss non-GAAP financial measures, as defined by Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in this press release after the condensed consolidated financial statements. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investors section of our website at www.athenahealth.com.
Conference Call Information
To participate in our live conference call and webcast on Monday, July 30, 2018, at 5:00 p.m. Eastern Time, please dial 877-853-5645 (or 408-940-3868 for international calls) using conference code no. 7757029, or visit the Investors section of our website at www.athenahealth.com. A webcast replay will also be archived on our website.
About athenahealth, Inc.
athenahealth partners with hospital and ambulatory customers to drive clinical and financial results. We offer medical record, revenue cycle, patient engagement, care coordination, and population health services. We combine insights from our network of nearly 116,000 providers and approximately 114 million patients with deep industry knowledge and perform administrative work at scale. For more information, please visit www.athenahealth.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding management’s expectations for future financial and operational performance and operating expenditures, expected growth, and business outlook; statements regarding our business focus; our fiscal year 2018 guidance; and statements found under our “Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures for Fiscal Year 2018 Guidance” section of this release. Forward-looking statements may be identified with words such as “will,” “may,” “expect,” “plan,” “anticipate,” “upcoming,” “believe,” “estimate,” or similar terminology, and the negative of these terms. Forward-looking statements are not promises or guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. These risks and uncertainties include: the impact of changes in our senior management team; the impact of our exploration of strategic alternatives and of our cost-reduction measures; our highly competitive industry and our ability to compete effectively and remain innovative; the development of the market for cloud-based healthcare information technology services; changes in the healthcare industry and their impact on the demand for our services; our ability to maintain consistently high growth rates due to lengthening customer sales cycles; the impact of changes in our business model and structure; our ability to effectively manage our growth; our ability to protect our intellectual property; current and future litigation, including for intellectual property infringement; our dependence on third-party providers; risks and costs associated with our worldwide operations; our ability to attract and retain highly-skilled employees; our fluctuating operating results; our ability to retain our clients and maintain client revenue; our tax liability; our variable sales and implementation cycles; the timing at which we recognize certain revenue and our ability to evaluate our prospects; defects and errors in our software or services, or interruptions or damages to our systems or those of third parties on which we rely; a data security breach; limitations on our use of data; the effect of payer and provider conduct; the failure of our services to provide accurate and timely information; changing government regulation and the costs and challenges of compliance; the potential for illegal behavior by employees or subcontractors; and the price volatility of our common stock. Forward-looking statements speak only as of the date hereof and, except as required by law, we undertake no obligation to update or revise these forward-looking statements. For additional information regarding these and other risks faced by us, refer to our public filings with the Securities and Exchange Commission (“SEC”), available on the Investors section of our website at www.athenahealth.com and on the SEC’s website at www.sec.gov.

Contact Info:
Dana Quattrochi
athenahealth, Inc. (Investors)
investorrelations@athenahealth.com
(617) 402-1329

John Fox
athenahealth, Inc. (Media)
media@athenahealth.com
(617) 402-1189

athenahealth, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017 (1)	2018	2017 (1)
Revenue	$323.3	$301.1	$652.7	$586.5
Cost of revenue	152.0	143.8	306.0	288.2
Gross profit	171.3	157.3	346.7	298.3
Other operating expenses:
Selling and marketing	48.9	65.0	98.6	130.7
Research and development	48.4	42.4	96.6	85.2
General and administrative	30.9	37.7	66.3	69.1
Total other operating expenses	128.2	145.1	261.5	285.0
Operating income	43.1	12.2	85.2	13.3
Other expense	(2.4)	(1.7)	(5.0)	(2.9)
Income before income tax provision	40.7	10.5	80.2	10.4
Income tax provision	4.3	0.6	12.7	1.9
Net income	$36.4	$9.9	$67.5	$8.5
Net income per share – Basic	$0.90	$0.25	$1.67	$0.21
Net income per share – Diluted	$0.89	$0.24	$1.64	$0.21
Weighted average shares used in computing net income per share:
Basic	40.5	39.9	40.3	39.7
Diluted	41.1	40.5	41.1	40.4

(1)	Amounts are not restated and represent the amounts recognized under generally accepted accounting principles in place during that period.

athenahealth, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in millions, except per share amounts)

	June 30, 2018	December 31, 2017 (1)
Assets
Current assets:
Cash and cash equivalents	$222.1	$165.1
Accounts receivable, net	183.7	169.5
Contract assets	80.2	—
Prepaid expenses and other current assets	62.3	46.8
Total current assets	548.3	381.4
Property and equipment, net	346.9	355.1
Capitalized software costs, net	150.5	139.7
Purchased intangible assets, net	101.4	108.6
Goodwill	281.3	274.4
Deferred tax assets, net	0.8	41.8
Other assets	97.2	31.3
Total assets	$1,526.4	$1,332.3
Liabilities & Stockholders’ Equity
Current liabilities:
Accounts payable	$15.1	$10.6
Accrued compensation	89.7	94.7
Accrued expenses	46.0	51.5
Current portion of long-term debt	24.0	20.2
Deferred revenue	34.2	30.7
Total current liabilities	209.0	207.7
Deferred rent, net of current portion	30.7	29.3
Long-term debt, net of current portion	239.7	252.6
Deferred tax liability, net	17.8	—
Deferred revenue, net of current portion	1.0	46.5
Other long-term liabilities	4.3	4.7
Total liabilities	502.5	540.8
Stockholders’ equity:
Preferred stock, $0.01 par value: 5.0 shares authorized; no shares issued and outstanding at June 30, 2018 and December 31, 2017	—	—
Common stock, $0.01 par value: 125.0 shares authorized; 40.5 shares issued and outstanding at June 30, 2018; 40.1 shares issued and outstanding at December 31, 2017	0.4	0.4
Additional paid-in capital	668.9	646.7
Accumulated other comprehensive loss	(1.2)	(0.4)
Retained earnings	355.8	144.8
Total stockholders’ equity	1,023.9	791.5
Total liabilities and stockholders’ equity	$1,526.4	$1,332.3

(1)	Amounts are not restated and represent the amounts recognized under generally accepted accounting principles in place during that period.

athenahealth, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in millions)

	Six Months Ended June 30,
	2018	2017 (1)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$67.5	$8.5
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property, equipment, capitalized software, and purchased intangible assets	73.5	72.8
Amortization of deferred commissions and contract fulfillment costs	3.9	—
Deferred income tax	10.3	1.4
Stock-based compensation expense	24.4	30.0
Other reconciling adjustments	5.1	—
Changes in operating assets and liabilities:
Accounts receivable, net	(13.8)	(8.7)
Contract assets	(2.7)	—
Prepaid expenses and other current assets	(15.4)	(12.2)
Deferred commissions and contract fulfillment costs and other long-term assets	(14.8)	(8.8)
Accounts payable	3.9	(1.1)
Accrued expenses, deferred rent, and other long-term liabilities	—	6.3
Accrued compensation	(4.7)	(20.7)
Deferred revenue	10.8	6.3
Net cash provided by operating activities	148.0	73.8
CASH FLOWS FROM INVESTING ACTIVITIES:
Capitalized software costs	(45.9)	(41.5)
Purchases of property and equipment	(24.8)	(51.0)
Payments on acquisitions, net of cash acquired	(10.1)	(40.8)
Other investing activities	3.7	—
Net cash used in investing activities	(77.1)	(133.3)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under stock plans	10.6	9.4
Taxes paid related to net share settlement of stock awards	(14.2)	(15.2)
Payments on long-term debt	(9.4)	(11.2)
Net cash used in financing activities	(13.0)	(17.0)
Effect of exchange rate changes on cash and cash equivalents	(0.9)	0.3
Net increase (decrease) in cash and cash equivalents	57.0	(76.2)
Cash and cash equivalents at beginning of period	165.1	147.4
Cash and cash equivalents at end of period	$222.1	$71.2

(1)	Amounts are not restated and represent the amounts recognized under generally accepted accounting principles in place during that period.

athenahealth, Inc.
RECONCILIATION OF CHANGES IN REVENUE STANDARD
(Unaudited, in millions, except per share amounts)

	Three Months Ended June 30,				Change
	2018			2017	Amount	Percent
	As Presented	Impact of New Revenue Standard	Previous Revenue Standard
Revenue	$323.3	$8.6	$331.9	$301.1	$30.8	10.2%
Cost of revenue	152.0	4.0	156.0	143.8	12.2	8.5%
Gross profit	171.3	4.6	175.9	157.3	18.6	11.8%
Other operating expenses:
Selling and marketing	48.9	5.0	53.9	65.0	(11.1)	(17.1)%
Research and development	48.4	—	48.4	42.4	6.0	14.2%
General and administrative	30.9	—	30.9	37.7	(6.8)	(18.0)%
Total other operating expenses	128.2	5.0	133.2	145.1	(11.9)	(8.2)%
Operating income	43.1	0.4	42.7	12.2	30.5	250.0%
Other expense	(2.4)	—	(2.4)	(1.7)	(0.7)	41.2%
Income before income tax provision	40.7	0.4	40.3	10.5	29.8	283.8%
Income tax provision	4.3	0.1	4.2	0.6	3.6	NM
Net income	$36.4	$0.3	$36.1	$9.9	$26.2	264.6%

Net income per share – Basic	$0.90	$0.01	$0.89	$0.25	$0.64	256.0%
Net income per share – Diluted	$0.89	$0.01	$0.88	$0.24	$0.64	266.7%
NM indicates percentage is not meaningful.

	Six Months Ended June 30,				Change
	2018			2017	Amount	Percent
	As Presented	Impact of New Revenue Standard	Previous Revenue Standard
Revenue	$652.7	$0.5	$652.2	$586.5	$65.7	11.2%
Cost of revenue	306.0	8.1	314.1	288.2	25.9	9.0%
Gross profit	346.7	8.6	338.1	298.3	39.8	13.3%
Other operating expenses:
Selling and marketing	98.6	7.8	106.4	130.7	(24.3)	(18.6)%
Research and development	96.6	—	96.6	85.2	11.4	13.4%
General and administrative	66.3	—	66.3	69.1	(2.8)	(4.1)%
Total other operating expenses	261.5	7.8	269.3	285.0	(15.7)	(5.5)%
Operating income	85.2	16.4	68.8	13.3	55.5	417.3%
Other expense	(5.0)	—	(5.0)	(2.9)	(2.1)	72.4%
Income before income tax provision	80.2	16.4	63.8	10.4	53.4	513.5%
Income tax provision	12.7	4.1	8.6	1.9	6.7	352.6%
Net income	$67.5	$12.3	$55.2	$8.5	$46.7	549.4%

Net income per share – Basic	$1.67	$0.30	$1.37	$0.21	$1.16	552.4%
Net income per share – Diluted	$1.64	$0.30	$1.34	$0.21	$1.13	538.1%

athenahealth, Inc.
DISAGGREGATION OF REVENUE AS PREVIOUSLY PRESENTED
(Unaudited, in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
	Previous Revenue Standard
Business services	$323.6	$293.0	$636.9	$571.3
Implementation and other	8.3	8.1	15.3	15.2
Total revenue	$331.9	$301.1	$652.2	$586.5

athenahealth, Inc.
STOCK-BASED COMPENSATION
(Unaudited, in millions)

Set forth below is a breakout of stock-based compensation impacting the Condensed Consolidated Statements of Income for the three and six months ended June 30, 2018 and 2017:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Stock-based compensation charged to Condensed Consolidated Statements of Income:
Cost of revenue	$3.4	$4.1	$7.2	$7.8
Selling and marketing	2.9	4.5	6.2	8.9
Research and development	3.9	3.7	7.4	7.1
General and administrative	0.2	3.5	3.6	6.2
Total stock-based compensation expense	10.4	15.8	24.4	30.0
Amortization of capitalized stock-based compensation related to software development allocated to cost of revenue (1)	0.5	0.6	1.0	1.6
Amortization of capitalized stock-based compensation related to software development allocated to research and development (1)	—	—	—	0.1
Total	$10.9	$16.4	$25.4	$31.7

(1)
In addition, for the three months ended June 30, 2018 and 2017, $0.8 million and $0.7 million, respectively, of stock-based compensation was capitalized in the line item Capitalized software costs, net in the Condensed Consolidated Balance Sheets. For the six months ended June 30, 2018 and 2017, $1.5 million and $1.3 million, respectively, of stock-based compensation was capitalized in the line item Capitalized software costs, net in the Condensed Consolidated Balance Sheets.

athenahealth, Inc.
AMORTIZATION OF PURCHASED INTANGIBLE ASSETS
(Unaudited, in millions)

Set forth below is a breakout of amortization of purchased intangible assets impacting the Condensed Consolidated Statements of Income for the three and six months ended June 30, 2018 and 2017:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Amortization of purchased intangible assets allocated to:
Cost of revenue	$1.4	$1.3	$3.2	$2.4
Selling and marketing	3.3	3.2	6.6	6.5
Total amortization of purchased intangible assets	$4.7	$4.5	$9.8	$8.9

athenahealth, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO COMPARABLE GAAP MEASURES
(Unaudited, in millions, except per share amounts)
The following is a reconciliation of the non-GAAP financial measures used by us to describe our financial results determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). An explanation of these measures is also included below under the heading “Explanation of Non-GAAP Financial Measures.”
While management believes that these non-GAAP financial measures provide useful supplemental information to investors regarding the underlying performance of our business operations, investors are reminded to consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, it should be noted that these non-GAAP financial measures may be different from non-GAAP measures used by other companies, and management may utilize other measures to illustrate performance in the future. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP.
Please note that these figures may not sum exactly due to rounding.

Non-GAAP Gross Margin
Set forth below is a presentation of our “Non-GAAP Gross Profit” and “Non-GAAP Gross Margin,” which represents Non-GAAP Gross Profit as a percentage of total revenue for the three and six months ended June 30, 2018 and 2017:

(unaudited, in millions)	Three Months Ended June 30,				Change
	2018			2017	Amount	Percent
	As Presented	Impact of New Revenue Standard	Previous Revenue Standard
Total revenue	$323.3	$8.6	$331.9	$301.1	$30.8	10.2%
Cost of revenue	152.0	4.0	156.0	143.8	12.2	8.5%

GAAP Gross Profit	171.3	4.6	175.9	157.3	18.6	11.8%

GAAP Gross Margin	53.0%		53.0%	52.2%	0.8%	NM

Add: Stock-based compensation allocated to cost of revenue	3.4	—	3.4	4.1
Add: Amortization of capitalized stock-based compensation related to software development allocated to cost of revenue	0.5	—	0.5	0.6
Add: Amortization of purchased intangible assets allocated to cost of revenue	1.4	—	1.4	1.3
Add: Integration and transaction costs allocated to cost of revenue	0.1	—	0.1	—
Add: Exit costs, including restructuring costs allocated to cost of revenue	(0.5)	—	(0.5)	—

Non-GAAP Gross Profit	$176.2	$4.6	$180.8	$163.3	$17.5	10.7%

Non-GAAP Gross Margin	54.5%		54.5%	54.2%	0.3%	NM
NM indicates percentage is not meaningful.

(unaudited, in millions)	Six Months Ended June 30,				Change
	2018			2017	Amount	Percent
	As Presented	Impact of New Revenue Standard	Previous Revenue Standard
Total revenue	$652.7	$0.5	$652.2	$586.5	$65.7	11.2%
Cost of revenue	306.0	8.1	314.1	288.2	25.9	9.0%

GAAP Gross Profit	346.7	8.6	338.1	298.3	39.8	13.3%

GAAP Gross Margin	53.1%		51.8%	50.9%	0.9%	NM

Add: Stock-based compensation allocated to cost of revenue	7.2	—	7.2	7.8
Add: Amortization of capitalized stock-based compensation related to software development allocated to cost of revenue	1.0	—	1.0	1.6
Add: Amortization of purchased intangible assets allocated to cost of revenue	3.2	—	3.2	2.4
Add: Integration and transaction costs allocated to cost of revenue	0.2	—	0.2	0.1
Add: Exit costs, including restructuring costs allocated to cost of revenue	0.8	—	0.8	—

Non-GAAP Gross Profit	$359.1	$8.6	$350.5	$310.2	$40.3	13.0%

Non-GAAP Gross Margin	55.0%		53.7%	52.9%	0.8%	NM
NM indicates percentage is not meaningful.

Non-GAAP EBITDA
Set forth below is a reconciliation of our “Non-GAAP EBITDA” and “Non-GAAP EBITDA Margin,” which represents Non-GAAP EBITDA as a percentage of total revenue for the three and six months ended June 30, 2018 and 2017:

(unaudited, in millions)	Three Months Ended June 30,				Change
	2018			2017	Amount	Percent
	As Presented	Impact of New Revenue Standard	Previous Revenue Standard
Total revenue	$323.3	$8.6	$331.9	$301.1	$30.8	10.2%

GAAP net income	36.4	0.3	36.1	9.9	26.2	264.6%

Add: Provision for income taxes	4.3	0.1	4.2	0.6
Add: Total other expense	2.4	—	2.4	1.7
Add: Stock-based compensation expense	10.4	—	10.4	15.8
Add: Amortization of capitalized stock-based compensation related to software development	0.5	—	0.5	0.6
Add: Depreciation and amortization	30.0	—	30.0	30.1
Add: Amortization of purchased intangible assets	4.7	—	4.7	4.5
Add: Amortization of deferred commissions and contract fulfillment costs	2.0	2.0	—	—
Add: Integration and transaction costs	3.3	—	3.3	2.8
Add: Exit costs, including restructuring costs	(0.6)	—	(0.6)	—

Non-GAAP EBITDA	$93.4	$2.4	$91.0	$66.0	$25.0	37.9%

Non-GAAP EBITDA Margin	28.9%		27.4%	21.9%	5.5%	NM
NM indicates percentage is not meaningful.

(unaudited, in millions)	Six Months Ended June 30,				Change
	2018			2017	Amount	Percent
	As Presented	Impact of New Revenue Standard	Previous Revenue Standard
Total revenue	$652.7	$0.5	$652.2	$586.5	$65.7	11.2%

GAAP net income	67.5	12.3	55.2	8.5	46.7	549.4%

Add: Provision for income taxes	12.7	4.1	8.6	1.9
Add: Total other expense	5.0	—	5.0	2.9
Add: Stock-based compensation expense	24.4	—	24.4	30.0
Add: Amortization of capitalized stock-based compensation related to software development	1.0	—	1.0	1.7
Add: Depreciation and amortization	62.3	—	62.3	62.0
Add: Amortization of purchased intangible assets	9.8	—	9.8	8.9
Add: Amortization of deferred commissions and contract fulfillment costs	3.9	3.9	—	—
Add: Integration and transaction costs	6.5	—	6.5	4.0
Add: Exit costs, including restructuring costs	4.6	—	4.6	—

Non-GAAP EBITDA	$197.7	$20.3	$177.4	$119.9	$57.5	48.0%

Non-GAAP EBITDA Margin	30.3%		27.2%	20.4%	6.8%	NM
NM indicates percentage is not meaningful.

Non-GAAP Operating Income
Set forth below is a reconciliation of our “Non-GAAP Operating Income” and “Non-GAAP Operating Margin,” which represents Non-GAAP Operating Income as a percentage of total revenue for the three and six months ended June 30, 2018 and 2017:

(unaudited, in millions)	Three Months Ended June 30,				Change
	2018			2017	Amount	Percent
	As Presented	Impact of New Revenue Standard	Previous Revenue Standard
Total revenue	$323.3	$8.6	$331.9	$301.1	$30.8	10.2%

GAAP net income	36.4	0.3	36.1	9.9	26.2	264.6%
Add: Provision for income taxes	4.3	0.1	4.2	0.6
Add: Total other expense	2.4	—	2.4	1.7
GAAP operating income	$43.1	$0.4	$42.7	$12.2	$30.5	250.0%

GAAP operating margin	13.3%		12.9%	4.1%	8.8%	NM

Add: Stock-based compensation expense	10.4	—	10.4	15.8
Add: Amortization of capitalized stock-based compensation related to software development	0.5	—	0.5	0.6
Add: Amortization of purchased intangible assets	4.7	—	4.7	4.5
Add: Integration and transaction costs	3.3	—	3.3	2.8
Add: Exit costs, including restructuring costs	(0.6)	—	(0.6)	—

Non-GAAP Operating Income	$61.4	$0.4	$61.0	$35.9	$25.1	69.9%

Non-GAAP Operating Margin	19.0%		18.4%	11.9%	6.5%	NM
NM indicates percentage is not meaningful.

(unaudited, in millions)	Six Months Ended June 30,				Change
	2018			2017	Amount	Percent
	As Presented	Impact of New Revenue Standard	Previous Revenue Standard
Total revenue	$652.7	$0.5	$652.2	$586.5	$65.7	11.2%

GAAP net income	67.5	12.3	55.2	8.5	46.7	549.4%
Add: Provision for income taxes	12.7	4.1	8.6	1.9
Add: Total other expense	5.0	—	5.0	2.9
GAAP operating income	$85.2	$16.4	$68.8	$13.3	$55.5	417.3%

GAAP operating margin	13.1%		10.5%	2.3%	8.2%	NM

Add: Stock-based compensation expense	24.4	—	24.4	30.0
Add: Amortization of capitalized stock-based compensation related to software development	1.0	—	1.0	1.7
Add: Amortization of purchased intangible assets	9.8	—	9.8	8.9
Add: Integration and transaction costs	6.5	—	6.5	4.0
Add: Exit costs, including restructuring costs	4.6	—	4.6	—

Non-GAAP Operating Income	$131.5	$16.4	$115.1	$57.9	$57.2	98.8%

Non-GAAP Operating Margin	20.1%		17.6%	9.9%	7.7%	NM
NM indicates percentage is not meaningful.

Non-GAAP Net Income
Set forth below is a reconciliation of our “Non-GAAP Net Income” for the three and six months ended June 30, 2018 and 2017:

(unaudited, in millions, except per share amounts)	Three Months Ended June 30,				Change
	2018			2017	Amount	Percent
	As Presented	Impact of New Revenue Standard	Previous Revenue Standard
GAAP net income	$36.4	$0.3	$36.1	$9.9	$26.2	264.6%
Add: Stock-based compensation expense	10.4	—	10.4	15.8
Add: Amortization of capitalized stock-based compensation related to software development	0.5	—	0.5	0.6
Add: Amortization of purchased intangible assets	4.7	—	4.7	4.5
Add: Integration and transaction costs	3.3	—	3.3	2.8
Add: Exit costs, including restructuring costs	(0.6)	—	(0.6)	—
Add: Loss on investments, net	0.5	—	0.5	—

Sub-total of reconciling items	18.8	—	18.8	23.7	(4.9)	(20.7)%

Add: Tax impact of reconciling items (1)	(4.7)	—	(4.7)	(9.5)
Add: Tax impact resulting from applying non-GAAP tax rate (2)	(5.9)	—	(5.9)	(3.6)

Non-GAAP Net Income	$44.6	$0.3	$44.3	$20.5	$23.8	116.1%

Weighted average shares - Diluted	41.1	41.1	41.1	40.5	0.6	1.5%

Non-GAAP Net Income per Share - Diluted	$1.09	$0.01	$1.08	$0.51	$0.57	111.8%

(1)	Tax impact calculated using a statutory tax rate of 25% for Q2 2018 and 40% for Q2 2017.

(2)	Represents adjusting the GAAP net income (loss) to a non-GAAP tax rate of 25% for Q2 2018 and 40% for Q2 2017.

(unaudited, in millions, except per share amounts)	Six Months Ended June 30,				Change
	2018			2017	Amount	Percent
	As Presented	Impact of New Revenue Standard	Previous Revenue Standard
GAAP net income	$67.5	$12.3	$55.2	$8.5	$46.7	549.4%
Add: Stock-based compensation expense	24.4	—	24.4	30.0
Add: Amortization of capitalized stock-based compensation related to software development	1.0	—	1.0	1.7
Add: Amortization of purchased intangible assets	9.8	—	9.8	8.9
Add: Integration and transaction costs	6.5	—	6.5	4.0
Add: Exit costs, including restructuring costs	4.6	—	4.6	—
Add: Loss on investments, net	1.5	—	1.5	—

Sub-total of reconciling items	47.8	—	47.8	44.6	3.2	7.2%

Add: Tax impact of reconciling items (1)	(12.0)	—	(12.0)	(17.8)
Add: Tax impact resulting from applying non-GAAP tax rate (2)	(7.3)	—	(7.3)	(2.3)

Non-GAAP Net Income	$96.0	$12.3	$83.7	$33.0	$50.7	153.6%

Weighted average shares - Diluted	41.1	41.1	41.1	40.4	0.7	1.7%

Non-GAAP Net Income per Share - Diluted	$2.34	$0.30	$2.04	$0.82	$1.22	148.8%

(1)	Tax impact calculated using a statutory tax rate of 25% for 2018 and 40% for 2017.

(2)	Represents adjusting the GAAP net income (loss) to a non-GAAP tax rate of 25% for 2018 and 40% for 2017.

Non-GAAP Net Income per Diluted Share
Set forth below is a reconciliation of our “Non-GAAP Net Income per Diluted Share” for the three and six months ended June 30, 2018 and 2017:

(unaudited, in millions, except per share amounts)	Three Months Ended June 30,				Change
	2018			2017	Amount	Percent
	As Presented	Impact of New Revenue Standard	Previous Revenue Standard
GAAP net income per share - diluted	$0.89	$0.01	$0.88	0.24	$0.64	266.7%
Add: Stock-based compensation expense	0.25	—	0.25	0.39
Add: Amortization of capitalized stock-based compensation related to software development	0.01	—	0.01	0.01
Add: Amortization of purchased intangible assets	0.11	—	0.11	0.11
Add: Integration and transaction costs	0.08	—	0.08	0.07
Add: Exit costs, including restructuring costs	(0.01)	—	(0.01)	—
Add: Loss on investments, net	0.01	—	0.01	—

Sub-total of tax deductible items	0.46	—	0.46	0.59	(0.13)	(22.0)%

Add: Tax impact of reconciling items (1)	(0.11)	—	(0.11)	(0.23)
Add: Tax impact resulting from applying non-GAAP tax rate (2)	(0.14)	—	(0.14)	(0.09)

Non-GAAP Net Income per Share - Diluted	$1.09	$0.01	$1.08	0.51	$0.57	111.8%

Weighted average shares - Diluted	41.1	41.1	41.1	40.5	0.6	1.5%

(1)	Tax impact calculated using a statutory tax rate of 25% for Q2 2018 and 40% for Q2 2017.

(2)	Represents adjusting the GAAP net income (loss) to a non-GAAP tax rate of 25% for Q2 2018 and 40% for Q2 2017.

(unaudited, in millions, except per share amounts)	Six Months Ended June 30,				Change
	2018			2017	Amount	Percent
	As Presented	Impact of New Revenue Standard	Previous Revenue Standard
GAAP net income per share - diluted	$1.64	$0.30	$1.34	0.21	$1.13	538.1%
Add: Stock-based compensation expense	0.59	—	0.59	0.74
Add: Amortization of capitalized stock-based compensation related to software development	0.02	—	0.02	0.04
Add: Amortization of purchased intangible assets	0.24	—	0.24	0.22
Add: Integration and transaction costs	0.16	—	0.16	0.10
Add: Exit costs, including restructuring costs	0.11	—	0.11	—
Add: Loss on investments, net	0.04	—	0.04	—

Sub-total of tax deductible items	1.16	—	1.16	1.10	0.06	5.5%

Add: Tax impact of reconciling items (1)	(0.29)	—	(0.29)	(0.44)
Add: Tax impact resulting from applying non-GAAP tax rate (2)	(0.18)	—	(0.18)	(0.06)

Non-GAAP Net Income per Share - Diluted	$2.34	$0.30	$2.04	0.82	$1.22	148.8%

Weighted average shares - Diluted	41.1	41.1	41.1	40.4	0.7	1.7%

(1)	Tax impact calculated using a statutory tax rate of 25% for 2018 and 40% for 2017.

(2)	Represents adjusting the GAAP net income (loss) to a non-GAAP tax rate of 25% for 2018 and 40% for 2017.

athenahealth, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO COMPARABLE GAAP MEASURES FOR FISCAL YEAR 2018 GUIDANCE
(Unaudited, in millions)
Please note that the figures presented below may not sum exactly due to rounding.
Non-GAAP Operating Income Guidance - Previous Revenue Standard
Set forth below is a reconciliation of our “Non-GAAP Operating Income” and “Non-GAAP Operating Margin” guidance for fiscal year 2018, which represents Non-GAAP Operating Income as a percentage of total revenue. Fiscal year 2018 guidance is prior to the impact of the new revenue recognition standard to allow for comparability against historical results. We will present our Condensed Consolidated Statements of Net Income for our fiscal year 2018 results including the impact of the new revenue recognition standard and will provide a separate reconciliation to results prior to the impacts resulting from the new revenue recognition standard. Finally, the Non-GAAP adjusting line items should not be relied upon individually, as we are not guiding on individual line items, but upon the total operating income metrics, as included within our guidance table below.

(unaudited, in millions)	Previous Revenue Standard
	LOW	HIGH
	Fiscal Year Ending December 31, 2018
Total revenue	$1,330	$1,360

GAAP operating income	$128	$155

GAAP operating margin	9.6%	11.4%

Add: Stock-based compensation expense	53	47
Add: Amortization of capitalized stock-based compensation related to software development	2	2
Add: Amortization of purchased intangible assets	19	19
Add: Integration and transaction costs	12	11
Add: Exit costs, including restructuring	5	4

Non-GAAP Operating Income	$219	$238

Non-GAAP Operating Margin	16.5%	17.5%

Non-GAAP Operating Income Guidance - New Revenue Standard
Set forth below is a reconciliation of our “Non-GAAP Operating Income” and “Non-GAAP Operating Margin” guidance for fiscal year 2018, which represents Non-GAAP Operating Income as a percentage of total revenue. Please note that the fiscal year 2018 guidance detailed below includes the impact of the new revenue recognition standard. Finally, the Non-GAAP adjusting line items should not be relied upon individually, as we are not guiding on individual line items, but upon the total operating income metrics, as included within our guidance table below.

(unaudited, in millions)	New Revenue Standard
	LOW	HIGH
	Fiscal Year Ending December 31, 2018
Total revenue	$1,335	$1,365

GAAP operating income	$153	$187

GAAP operating margin	11.5%	13.7%

Add: Stock-based compensation expense	53	47
Add: Amortization of capitalized stock-based compensation related to software development	2	2
Add: Amortization of purchased intangible assets	19	19
Add: Integration and transaction costs	12	11
Add: Exit costs, including restructuring	5	4

Non-GAAP Operating Income	$244	$270

Non-GAAP Operating Margin	18.3%	19.8%

Explanation of Non-GAAP Financial Measures
We report our financial results in accordance with generally accepted accounting principles in the United States of America, or GAAP. However, management believes that, in order to properly understand our short-term and long-term financial and operational trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in frequency and impact on continuing operations. Management also uses results of operations before such items to evaluate the operating performance of athenahealth and compare it against past periods, make operating decisions, and serve as a basis for strategic planning. These non-GAAP financial measures provide management with additional means to understand and evaluate the operating results and trends in our ongoing business by eliminating certain non-cash expenses and other items that management believes might otherwise make comparisons of our ongoing business with prior periods more difficult, obscure trends in ongoing operations, or reduce management’s ability to make useful forecasts. Management believes that these non-GAAP financial measures provide additional means of evaluating period-over-period operating performance. In addition, management understands that some investors and financial analysts find this information helpful in analyzing our financial and operational performance and comparing this performance to our peers and competitors.
Management defines “Non-GAAP Gross Profit” as total revenue, less cost of revenue, plus (1) stock-based compensation expense allocated to cost of revenue, (2) amortization of purchased intangible assets allocated to cost of revenue, (3) integration and transactions costs allocated to cost of revenue, and (4) exit costs, including restructuring costs allocated to cost of revenue; and “Non-GAAP Gross Margin” as Non-GAAP Gross Profit as a percentage of total revenue. Management considers these non-GAAP financial measures and metrics to be important indicators of our operational strength and performance of our business and a good measure of our historical operating trends. Moreover, management believes that these measures and metrics enable investors and financial analysts to closely monitor and understand changes in our ability to generate income from ongoing business operations.
Management defines “Non-GAAP EBITDA” as the sum of GAAP net income (loss) before provision for (benefit from) income taxes; total other expense; stock-based compensation expense; amortization of capitalized stock-based compensation related to software development; depreciation and amortization; amortization of purchased intangible assets; amortization of deferred commissions and contract fulfillment costs; integration and transaction costs; and exit costs, including restructuring costs; and “Non-GAAP EBITDA Margin” as Non-GAAP EBITDA as a percentage of total revenue. Management defines “Non-GAAP Operating Income” as the sum of GAAP net income (loss) before provision for (benefit from) income taxes; total other expense; stock-based compensation expense; amortization of capitalized stock-based compensation related to software development; amortization of purchased intangible assets; integration and transaction costs; and exit costs, including restructuring costs; and “Non-GAAP Operating Margin” as Non-GAAP Operating Income as a percentage of total revenue. Management defines “Non-GAAP Net Income” as the sum of GAAP net income (loss) before stock-based compensation expense; amortization of capitalized stock-based compensation related to software development; amortization of purchased intangible assets; integration and transaction costs; exit costs, including restructuring costs; and gain or loss on investments and any tax impact related to these preceding items; and an adjustment to the tax provision for the non-GAAP tax rate; and “Non-GAAP Net Income per Share - Diluted” as Non-GAAP Net Income divided by weighted average diluted shares outstanding. Management considers these non-GAAP financial measures to be important indicators of our operational strength and performance of our business and a good measure of our historical operating trends. Moreover, management believes that these measures enable the investors and financial analysts to closely monitor and understand changes in our ability to generate income from ongoing business operations.
Management excludes or adjusts each of the items identified below from the applicable non-GAAP financial measure or metric referenced above for the reasons set forth below with respect to that excluded item:

•
Stock-based compensation expense and amortization of capitalized stock-based compensation related to software development — excluded because these are non-cash expenditures that management does not consider part of ongoing operating results when assessing the performance of our business, and also because the total amount of the expenditure is partially outside of our control because it is based on factors such as stock price, volatility, and interest rates, which may be unrelated to our performance during the period in which the expenses are incurred.

•
Amortization of purchased intangible assets — purchased intangible assets are amortized over their estimated useful lives and generally cannot be changed or influenced by management after the acquisition. Accordingly, this item is not considered by management in making operating decisions. Management does not believe such charges accurately reflect the performance of our ongoing operations for the period in which such charges are incurred.

•
Integration and transaction costs — integration costs are the severance payments and retention bonuses for certain employees related to specific transactions. Transaction costs are costs related to strategic transactions. Accordingly, management believes that such expenses do not have a direct correlation to future business operations, and therefore, these costs are not considered by management in making operating decisions. Management does not believe such charges accurately reflect the performance of our ongoing operations for the period in which such charges are incurred.

•
Exit costs, including restructuring costs — represent costs incurred as a result of strategic realignments including those related to workforce reductions, termination of certain lease or other agreements, and non-cash charges related to the write down of certain assets. Management does not believe such costs accurately reflect the performance of our ongoing operations for the period in which such costs are incurred.

•
Gain or loss on investments — represents unrecognized or recognized gains or losses on the fair value, sales, or conversions of our investments, such as marketable securities and More Disruption Please Accelerator investments. Management does not believe such gains or losses accurately reflect the performance of our ongoing operations for the period in which such gains or losses are reported. Upon the adoption of the new financial instruments accounting standard effective for 2018, we present gains or losses on investments in Other (income) expense on our Condensed Consolidated Statement of Income which is not included in Operating Income but is included in the subtotal Income before income tax provision.

•
Non-GAAP tax rate — our statutory tax rates of 25% for fiscal year 2018 and 40% for fiscal year 2017 are applied to normalize the tax impact to our Non-GAAP Net Income per Diluted Share based on the fact that historically a relatively small change in pre-tax GAAP income (loss) in any one period could result in a volatile GAAP effective tax rate.